Exhibit 99.1
Pioneering Innovative Therapies to Treat Chronic Organ Failure and Cancer George F. Tidmarsh, MD, PhDChief Executive OfficerJanuary 2013
Forward-Looking Statements These slides contain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward looking terminology such as "anticipate", "believe", "continue", "could", "estimate", "expect", "intend", "may", "might", "plan", "potential", "predict", "should" or "will" and include statements regarding La Jolla Pharmaceutical's product candidates and clinical trial progress and results. These forward- looking statements are based on our current expectations, speak only of the date of this presentation and involve risks and uncertainties, many of which are outside of our control, that can cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include, but are not limited to, our ability to complete our anticipated clinical trials, the time and expense required to conduct such clinical trials, the ability to manufacture clinical or commercial product, issues arising in the regulatory process and the results of such clinical trials (including product safety issues and efficacy results). Further information is included in La Jolla's periodic reports filed with the SEC at www.sec.gov. We disclaim any duty to update any forward-looking statements. 2

An Introduction to La Jolla (LJPC)

The Technology of La Jolla

GCS-100 and Organ Failure

GCS-100 and Cancer

GCS-100's History in the Clinic

Phase 1/2 Clinical Trial

Patents and Financials

3
Mission La Jolla Pharmaceutical: Reducing Human SufferingNovel Therapies Harnessing the Immune SystemTo Treat Life-Threatening Diseases 4

Corporate Highlights

Technology

- Immune therapy platform targeting Galectin-3, an innate protein with a demonstrated role in organ failure and cancer via immune regulation
- Clear path to proof-of-concept

Pipeline

- Product candidate: GCS-100 - Leading, clinical stage galectin-3 antagonist
  - May prevent or reverse organ failure by reducing fibrosis via neutralization of galectin-3
  - Binds galectin-3 and reverses T-cell suppression in cancer
  - Extensive clinical data with clear single agent activity and favorable safety profile

Experienced Management

- George F. Tidmarsh, MD, PhD, Chief Executive Officer
  - Stanford University MD/PhD, Associate Professor, Pediatrics and Neonatology
  - 3 FDA approved drugs
  - Founder Horizon Pharma (HZNP: NASDQ:GM), Threshold Pharmaceuticals (THLD: NASDAQ: GM)

Milestones

- Near-term, cost-efficient clinical and preclinical milestones to drive value

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La Jolla Pharmaceutical
Robust Product Pipeline 6

An Introduction to La Jolla

The Technology of La Jolla

GCS-100 and Organ Failure

GCS-100 and Cancer

GCS-100's History in the Clinic

Phase 1/2 Clinical Trial

Patents and Financials

7
Galectins and Galectin-3 8 Galectins are proteins that can bind to specific sugars on other proteins (receptors) to modulate cellular function and communication. Galectin 3 is unique in that it can self-associate allowing it to bind to several receptors at once. Gal-3 is normally present at low concentration, but is up-regulated in organ failure and cancer.
GCS-100: The Leading Galectin-3 Antagonist GCS-100 is a well-characterized, complex sugar derived from pectinGCS-100 binds to and neutralizes galectin-3. Binding activity is localized to the galactose containing side-branchesPatented manufacturing process required for biologic activity; unmodified pectin has reduced biologic activity 9 GCS-100

An Introduction to La Jolla

The Technology of La Jolla

GCS-100 and Organ Failure

GCS-100 and Cancer

GCS-100's History in the Clinic

Phase 1/2 Clinical Trial

Patents and Financials

10

Galectin-3 and Organ Failure
Kidney, Heart, Liver

- Mice lacking galectin-3 develop significantly less kidney fibrosis and failure after damage compared to normal mice[1,2]
- Mice lacking galectin-3 develop significantly less liver fibrosis when exposed to toxin[3]
- Galectin-3 serum assay is FDA approved to identify patients at risk for death due to heart failure[4]
- Serum galectin-3 levels identify patients with end-stage renal disease who are at highest risk for death[5]
- Higher galectin-3 levels in normal individuals is associated with reduced survival[6]

1 The American Journal of Pathology, 2008, Vol. 172, No. 2: 288-298.
2 Transplantation International, 2008, Vol. 21, No. 10: 999-1007.
3 Proceedings of the National Academy of Sciences, 2006, Vol. 103, No. 13: 5060-5065.
4 Annals of Medicine, 2011, 43: 60–68.
5 Galectin-3 and Outcomes in Patients with End-Stage Renal Disease: Data from the German Diabetes and Dialysis Study, presented by Rudolf de Boer, MD, PhD, Associate Professor of Cardiology at the University of Groningen, the Netherlands; American Heart Association Scientific Presentation, November 2011
6 Journal of Internal Medicine, 2012, 272: 55-64.

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Galectin-3 in the General Population 12
Galectin-3 in the General Population High galectin-3 is independently associated with lower survival in the general population 13 Journal of Internal Medicine, 2012, 272; 55-64.
Galectin-3: Promotes Organ Failure via Scar Formation Mice genetically altered to lack galectin-3 produce much less scar tissue in the kidney after injury. Normal (wild-type, WT) mice or galectin-3 knockout mice were either left alone (-) or surgically injured by obstructing the outflow of urine from the kidney (UUO). The amount of collagen and procollagen produced is a measure of scar formation. As indicated, galectin-3 knockout mice produced much less scaring. 14 The American Journal of Pathology, 2008; Vol. 172, No. 2: 288-298.
Chronic Kidney Disease Market 49 million Americans suffer with CKD1$7.1 billion spent on CKD therapeutics in 20102Market growth of 6.4% CAGR over the next 5 years2 15 The United States Renal Data System, 2012 Annual Data Report Chronic Kidney Disease (CKD) Therapeutics - Pipeline Assessment and Market Forecasts to 2018, Globaldata, September 2011
Liver Disease Market 16 The National Institute of Diabetes and Digestive and Kidney Diseases Liver Disease Treatments: The Global Market, January 1, 2012 BCC Research 17.5 million Americans suffer with CLD1$12.4 billion spent on CLD therapeutics in 20102CLD market growth of 3.3% CAGR expected until 20172

GCS-100 is Effective in Liver Fibrosis: Stelic NASH Model

Effect of GCS-100 in liver fibrosis was studied by an independent, contract research group

- The 61st annual meeting of the American Association for the Study of Liver Diseases (AASLD 2011), *"The Dipeptidyl Peptidase-4 Inhibitor Linagliptin is an Effective Therapeutic for Metabolic Liver Disease in Several Rodent Models of Non-Alcoholic Fatty Liver Disease (NAFLD) and Non-Alcoholic Steatohepatitis (NASH)"*[1]
- European Association for the Study of the Liver (EASL) Special Conference – Liver Transplantation 2011, *"Improvement of steatosis, inflammation, and fibrosis in a mouse model of steatohepatitis following treatment with galectin inhibitor"*[2]
- EASL The International Liver Congress™ 2001 – 46th Annual Meeting of the European Association for the Study of the Liver, *"Novel FXR agonists with potent lipid lowering, insulin sensitizing, anti-inflammatory and anti-fibrotisation effects in mouse models of metabolic syndrome and NASH"*
- The 84th Annual Meeting of the Japanese Pharmacological Society, *"Effects of telmisartan against novel non-alcoholic steatohepatitis model in mice"*

1 Boehringer Ingelhiem GmbH & Co. KG
2 Galectin Therapeutics

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Stelic NASH Model 18 Treatment Control GCS-100 1 mg/kg GCS-100 25 mg/kg Endpoints Pathology Serum Chemistry NAFLD Score Fibrosis
GCS-100 Treatment Reduced Liver Fibrosis 19 Each circle represents data from one mouse.
GCS-100 Treatment Reduced Liver Fibrosis 20
GCS-100 Treatment Reduced Disease Activity 21
GCS-100 Improved Gross Pathology 22 Vehicle GCS-100
GCS-100 Improved Microscopy Pathology 23
GCS-100 Reduced Liver Damage: Liver Enzymes 24 Normal Value p < 0.05

GCS-100 Effect of NASH: Summary

- Significant reduction in fibrosis as measured by Sirius Red staining
- Significant reduction in NAFLD score
- Significant reduction in plasma ALT
- No change in:
  - Body weight
  - Serum glucose
  - Liver weight
  - Liver hydroxyproline
  - Collagen mRNA

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La Jolla Pharmaceutical

An Introduction to La Jolla

The Technology of La Jolla

GCS-100 and Organ Failure

GCS-100 and Cancer

GCS-100's History in the Clinic

Phase 1/2 Clinical Trial

Patents and Financials

26

Galectin-3 and Cancer

- Over-expression of galectin-3 correlates with aggressiveness and relapse in multiple human cancers[1,2]
- Galectin-3 expression increases the spread of cancer in animal models[1,2]
- Galectin-3 suppresses anti-tumor T-cell activity[3]
- Lung tumor formation is reduced in galectin-3 -/- vs. wild-type mice[4]
- Galectin-3 knockdown reduces proliferation and tumor growth[5]

1 Reviewed in: Liu, F., et al. 2005. Galectins as Modulators of Tumour Progression. Nature Reviews Cancer. 5:29-41proliferation ane
2 Reviewed in: Takenaka, Y., et al. 2004. Galectin-3 and Metastasis. Glycoconj J. 19:543-549
3 Demotte, N. et al. 2008. Restoring the Association of the T Cell Receptor with CD8 Reverses Anergy in Human Tumor-Infiltrating Lymphocytes. Immunity 28, 414-424
4 Abdel-Aziz, H., et al. 2008. Targeted Disruption of the Galectin-3 Gene Results in Decreased Susceptibility to NNK-Induced Lung Tumorigenesis: An Oligonucleotide Microarray Study. J Cancer Res Clin Oncol. 134:777-788
5 Peng W, et al. 2008. Tumor Associated Galectin-3 Modulates the Function of Tumor Reactive T-cells. Cancer Research 68:7228-7236.

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Galectin-3 Expression Correlates with Reduced Patient Survival Survival curve of colorectal cancer patients with positive and negative galectin-3 expression. The prognosis of patients was significantly worse in patients with galectin-3-positive expression (purple line) than in galectin-3- negative patients (blue line) (p=0.0027). 28 Anticancer Research 25: 3117-3122 (2005) Galectin-3 Expression is a Potential Prognostic Marker in Colorectal Cancer
Galectin-3 Suppresses T-Cell Activation 29 Source: Pierre van der Bruggen, Ludwig Institute for Cancer Research Galectin-3 Galectin-3 binding to cell surface glycoproteins blocksco-receptor association and cell signal transmission
GCS-100 Reverses Galectin-3 T-Cell Suppression 30 Source: Pierre van der Bruggen, Ludwig Institute for Cancer Research Galectin-3 GCS-100
GCS-100 Reverses Galectin-3 T-Cell Suppression T-cells were collected from 4 ovarian cancer patients and tested for their ability to kill the tumor (T-cell Activity). Untreated cells have little activity. After treating the T-cells with either an antibody to galectin-3 (purple) or with GCS-100 (blue), the T-cells regain their activity and ability to kill the tumor. 31 Source: Dermotte et al. A Galectin-3 Ligand Corrects the Impaired Function of Human CD4 and CD8 Tumor-Infiltrating Lymphocytes and Favors Tumor Rejection in Mice, Cancer Research, Oct 1, 2010 70 (19), pgs. 7476-7488
GCS-100 Improves Melanoma Cancer Vaccine Animals treated with GCS-100 in addition to a vaccine against the tumor live much longer than untreated animals or animals treated with vaccination or GCS-100 alone 32 Source: Dermotte et al. A Galectin-3 Ligand Corrects the Impaired Function of Human CD4 and CD8 Tumor-Infiltrating Lymphocytes and Favors Tumor Rejection in Mice, Cancer Research, Oct 1, 2010 70 (19), pgs. 7476-7488
Cancer Immunotherapy Market $1.7 billion spent on cancer immunotherapy in 2010121% CAGR for cancer vaccine market from 2010 to 20171Current ProductsYervoyTM (BMS)ProvengeTM (Dendreon) 33 GBI Research, "Emerging Cancer Vaccines Market to 2017 - Novel, First-In-Class Vaccines in Phase II and Phase III Pipeline to Shape the Future Cancer Vaccines Market," October 24, 2011

An Introduction to La Jolla

The Technology of La Jolla

GCS-100 and Organ Failure

GCS-100 and Cancer

GCS-100's History in the Clinic

Phase 1/2 Clinical Trial

Patents and Financials

34

GCS-100 Clinical Summary

- 150 patients dosed in 9 Phase 1 and Phase 2 clinical trials
  - Significant clinical activity in multiple cancers, including chronic lymphocytic leukemia (CLL), multiple myeloma (MM), renal cell carcinoma
- Pharmacokinetic parameters established
  - Single- and multiple-dose administration of 30-160 mg/m^2
    - Once daily for 5 consecutive days (21-day cycle)
    - Effective half-life of 36 hours
- Demonstrated single-agent activity
- Broad-based synergy *in vitro* with both chemotherapy and other targeted agents

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GCS-100 Side Effects Consistent with Immune Modulation

- Doses up to 160 mg/m^2 well tolerated in 24-patient solid tumor study
  - Minimal hematological toxicity
  - Only drug-related grade 3 AEs = rash (8%), arthralgia (8%) and myalgia (4%), all consistent with immune effects
- Dose-Limiting Toxicity
  - Grade 3 rash
- Rash
  - Immune-mediated
  - Responds to steroid therapy
  - Not associated with additional organ involvement
  - Develops during, or within 1-2 days after completion of dosing
  - No serious skin problems
  - Did not preclude additional treatment cycles with GCS-100

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La Jolla Pharmaceutical

Phase 2a Single-Agent CLL Study: Design

- Enrolled 24 patients with one or two prior therapies
  - Median age 67 years old; 15 patients > 67 years, 4 > 80 years
  - Prior therapies include multi-drug chemotherapy
- Dosing regimen
  - 160 mg/m^2 i.v. daily for 5 days on 21-day cycle
  - Regimen from Phase 1 solid tumor study
  - Short (~1 hour) infusion
  - No steroid prophylaxis
- Primary objectives
  - Evaluate the short-term effect of GCS-100 on markers of cell death
  - Evaluate decreases in peripheral leukocyte count

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Phase 2a Single-Agent CLL Study: Results GCS-100 was well tolerated Minimal hematologic toxicity1 patient discontinued due to rashNo drug-related SAEsIn vivo evidence of expected biologic effect16/24 patients (25%) achieved partial remission and 12/24 (50%) achieved stable disease, (75% disease control rate)23 Patients >50% decrease in LN size1 Patient >50% decrease in WBC with LN shrinkage2 Patients >50% decrease in WBC 38 Cotter F. et al. 2008. 10th International Conference on Malignant LymphomaCotter F. et al. 2009. 45th American Society of Clinical Oncology Annual Meeting

GCS-100 Clinical Summary

- Clinical activity in multiple cancer types
- Well tolerated and has low toxicity based on >140 patients treated
- Broad-based synergy *in vitro* with both chemotherapy and other targeted agents
- Single agent activity observed
- Rash, arthralgias, myalgias and increase in neutrophil count consistent with immune effects

39

La Jolla Pharmaceutical

La Jolla Pharmaceutical

An Introduction to La Jolla

The Technology of La Jolla

GCS-100 and Organ Failure

GCS-100 and Cancer

GCS-100's History in the Clinic

Phase 1/2 Clinical Trial

Patents and Financials

40

La Jolla Pharmaceutical

Next Steps: Clinical Trial Rational

- Galectin-3 is increased and the level correlates to overall survival in end-stage renal disease patients
- Galectin-3 knockout mice develop less kidney scar after injury
- Patients with chronic kidney disease have no existing therapeutic options outside of renal transplantation
- Kidney disease patients have a high mortality rate and biomarkers correlate with survival
  - Albumin
  - Galectin-3
  - Preservation of urine output

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CKD Phase 1/2 Trial

Each cohort n=3 patients

(up to 6 cohorts)



Part A
Evaluation for dose escalation
D-0
Day -21
Day -8
Day 0
Day 7
Day 14
D – -21,-8
D – 0,2,5
D – 7,14
Screening Visit 1
Screening Visit 2
GCS-100
1.5-20 mg/m² IV
Key
Data Collection Point
Dosing Point
Data collected on:
Blood gal-3, Cytokine, Serum chemistry, Quantitative urine analysis, and eGFR rate

La Jolla Pharmaceutical

42

CKD Phase 1/2 Trial

n=18 patients



Part B
D-0
D-7
D-14
D-21
D-28
D-35
D-42
D-49
Day 0
Day 7
Day 14
Day 21
Day 28
Day 35
Day 42
Day 49
Day 56
D – 0,7
D – 14,21
D – 28,35
D – 42,49
D – 56
GCS-100
1.5-20 mg/m² IV

Key

Data Collection Point

Dosing Point

Data collected on:
Blood gal-3, Cytokine, Serum chemistry, Quantitative urine analysis, and eGFR rate

La Jolla Pharmaceutical

43

Phase 1/2 Study in Chronic Kidney Disease

- First Patient Dosed with GCS-100
  - 4 leading sites in the US
  - Rapid enrollment anticipated
- Accelerated path to Phase 2 Data
  - Single-dose, dose-escalation Phase 1 (Part A)
    - Endpoints:
      - Maximum tolerated dose
      - Safety
  - Multiple dose Phase 2 (Part B)
    - Endpoints:
      - Kidney function
      - Serum galectin-3 levels

44

La Jolla Pharmaceutical

An Introduction to La Jolla

The Technology of La Jolla

GCS-100 and Organ Failure

GCS-100 and Cancer

GCS-100's History in the Clinic

Phase 1/2 Clinical Trial

Patents and Financials

45
Title Status Expiration Modified Pectins, Compositions and Methods Related Thereto Issued US 8,128,966 2028 Modified Pectins, Compositions and Methods Related Thereto Issued US 8,187,642 2025 Modified Pectins, Compositions and Methods Related Thereto Pending US 13/588,932 2025 Modified Pectins, Compositions and Methods Related Thereto Pending US 13/588/877 2025 Modified Pectins, Compositions and Methods Related Thereto Pending US 13/400,007 2025 Compositions and Uses of Galectin Antagonists Pending US 11/803,150 2027 Intellectual Property Position 46
Key Financial Information As of Q3 2012 Cash was $3,363,000Will take us through 2013Additional $10,646,000 in secured financingWill take us through 20152013 projected R&D spending to be 60% of total cash burn319% increase in R&D spending from 2012 47
Stock Information Stock Information 48
Robust Product Pipeline 49

Corporate Highlights

Technology

- Immune therapy platform targeting, Galectin-3, an emerging key with a demonstrated role in organ failure and cancer via immune regulation
- Clear path to proof-of-concept
- Strong IP position with broad, issued patents

Pipeline

- Product candidate: GCS-100 - Leading, clinical stage galectin-3 antagonist
  - May prevent or reverse organ failure by mediating fibrosis via galectin-3 sequestration
  - Binds galectin-3 and reverses T-cell suppression
  - Extensive clinical data with clear single agent activity and favorable safety profile

Management

- Experienced and driven

Milestones

- Near-term, cost-efficient clinical and preclinical milestones to drive value

50
La Jolla Pharmaceutical